            --------------------------------------------------------
                                       THE
                                 MALAYSIA FUND,
                                      INC.
            --------------------------------------------------------



                                  ANNUAL REPORT
                                DECEMBER 31, 1999
                           MORGAN STANLEY DEAN WITTER
                           INVESTMENT MANAGEMENT INC.
                               INVESTMENT ADVISER






                             THE MALAYSIA FUND, INC.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DIRECTORS AND OFFICERS

Barton M. Biggs
CHAIRMAN OF THE BOARD
OF DIRECTORS

Michael F. Klein
PRESIDENT AND DIRECTOR

Peter J. Chase
DIRECTOR

John W. Croghan
DIRECTOR

David B. Gill
DIRECTOR

Graham E. Jones
DIRECTOR

John A. Levin
DIRECTOR

William G. Morton, Jr.
DIRECTOR

Stefanie V. Chang
VICE PRESIDENT

Harold J. Schaaff, Jr.
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Mary E. Mullin
SECRETARY

Belinda A. Brady
TREASURER

Robin L. Conkey
ASSISTANT TREASURER
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
INVESTMENT ADVISER

Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020
--------------------------------------------------------------------------------
MALAYSIAN INVESTMENT ADVISER

Arab-Malaysian Consultant Sdn Bhd
21st-29th Floors, Bangurian Arab- Malaysian
Jalan Raja Chulan, 5200 Kuala Lampur, Malaysia
--------------------------------------------------------------------------------
ADMINISTRATOR

The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108
--------------------------------------------------------------------------------
CUSTODIAN

The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245
--------------------------------------------------------------------------------
SHAREHOLDER SERVICING AGENT

Boston Equiserve
Investor Relations Department
P.O. Box 644
Boston, Massachusetts 02102-0644
(800) 730-6001
--------------------------------------------------------------------------------
LEGAL COUNSEL

Sullivan & Cromwell
125 Broad Street
New York, New York 10004
--------------------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726 or visit our website at www.msdw.com/institutional/investmentmanagement.

LETTER TO SHAREHOLDERS
---------

For the year ended December 31, 1999, The Malaysia Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of 86.09% compared to 98.04% for the Kuala Lumpur Stock Exchange Composite Index expressed in U.S. dollars (the "Index") and adjusted as described below. For the period from the Fund's commencement of operations on May 4, 1987 through December 31, 1999, the Fund's total return, based on net asset value per share, was -3.89% compared to 35.46% for the Index. On December 31, 1999, the closing price of the Fund's shares on the New York Stock Exchange was $7 1/16, representing a 25.6% premium to the Fund's net asset value per share.

During September 1998 and until February 1999, the Fund adjusted its net asset value and the Index in reaction to the imposition of capital controls by the Malaysian government. During February 1999, the performance returns for the Fund's net asset value and the Index were again modified to reflect the relaxation of these capital controls.

The Malaysian market started the fourth quarter with the Index rising 10% in the first six trading days of October after exit taxes were replaced with a 10% capital gains tax principally on capital brought into the country after February, 1999. Thereafter the market gravitated to greater volatility on concerns over political uncertainties pre and post general elections, the delay in Malaysia's inclusion in the MSCI Far East Free Index from February 2000 to May 2000, and policy and restructuring related news flow which threatened perceived market-openness of the country.

Results of Malaysia's November 1999 snap general elections were not completely favorable. While the Barisan National managed to retain the much vaunted two-thirds majority, Malay votes were clearly split, suggesting waning in Dr. Mohammed Mahathir's leadership. Gains by the fundamentalist Islamic party, PAS, in the northern states also elevated fears of increased Islamisation of UMNO and government policy going forward. A key positive that emerged from the elections was the strengthening of deputy prime minister Abdullah Badawi's claim to be Dr. Mahathir's heir, raising hope of a smooth transition of leadership and lower political risk premium for the country. Recognizing rising resistance from both foreign investors and the local Chinese business community, Bank Negara relaxed its rules for the banking sector merger exercise in November, raising the number of anchor banks in Malaysia from six to ten. Acquired banks were also free to select their own merger partners.

Strong growth in the export sector is expected to lift Malaysia's 1999 GDP growth to a projected 4.5% - 5.5%. Cumulative exports over the first eleven months stood at an impressive 13.5% year-over-year (in U.S. dollar terms). Mirroring the buoyant export trend, its industrial output is projected to rise by 17% year-over-year in the fourth quarter. The manufacturing sector in Malaysia benefited significantly from electronics operations (predominantly disks drives and PCBAs) in Singapore shifting their production bases up north to take advantage of the undervalued currency and cheaper labor cost. Stronger imports, particularly intermediate imports, signal sustained activity in the industrial sector and sustained export strength into the first quarter of 2000. The strong rebound in economic flow should begin to filter down to listed company earnings for fiscal year 1999 and fiscal year 2000. While bottom-line growth for fiscal year 1999 was distorted by the low earnings base in 1998 and tax exemption in 1999, earnings before tax in 2000 are expected to grow well above 15%. Projected double-digit sales revenue growth pointed to the return of domestic demand. Consumer demand picked up in the fourth quarter as reflected by rising motor vehicles purchases. Meanwhile bank credit rose only modestly over the quarter, reflecting negligible demand for new investment funds and the bank's tight credit stance despite government pressure to encourage lending. Excess capacity in the system kept inflation relatively subdued, with the average rising by 2.8% in 1999 (almost half the level seen in 1998).

Going forward, the historically low 3-month KLIBOR will continue to be a strong driver for Malaysian equities - at least for the rest of 2000. The economy should stay reasonably robust because of the protection provided by exit taxes on foreign investments. Malaysia's imminent inclusion in the MSCI Far East Free Index will continue to attract institutional portfolio money into the country. An undervalued currency has helped boost foreign reserves through substantial current account surpluses and has led to considerable expansion of central bank debt via sterilization. As demand for credit returns, some of the debt will be monetized, enhancing liquidity. Malaysian exports continue to surprise on the upside with electronics making up more than two-thirds of manufactured exports.

With the general elections behind us, political and policy risks were substantially lower. Some investors might be concerned with candidates challenging for key positions in the May 2000 UMNO general assembly election. However, we expect Dr. Mahathir to further consolidate his position in the party during this event and move forward to focus on promoting restructuring and liberalization objectives for the next few quarters. Positive policy surprises in the form of a swift and clean resolution of the Central Limit Order Book (CLOB) issue and the removal of capital gains tax for foreign investors would go a long way in attracting more capital inflows.

The Fund remains invested in the stronger banks, including Malayan Banking, Public Bank and Commerce Asset-Holdings, and consumer stocks such as Resorts World, Star Publications, British American Tobacco and Tanjong. Our holdings in Malaysian Pacific Industries and Unisem have benefited significantly from the strong bounce in electronics exports in 1999. In the fourth quarter, the Fund has added new names such as Digi-Swisscom and United Engineers (Malaysia) which could benefit from mergers and acquisitions possibilities. Looking into the first half of 2000, the market is likely to be well-supported by better economic fundamentals, strong corporate earnings and positive results from corporate restructuring in the past two years.

Sincerely,

/s/ Michael F. Klein

Michael F. Klein
PRESIDENT AND DIRECTOR

January 2000

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED.


-------------------------------------------------------------------------------

DAILY NET ASSET AND MARKET VALUES, AS WELL AS MONTHLY PORTFOLIO INFORMATION FOR THE FUND, ARE AVAILABLE ON OUR WEBSITE AT www.msdw.com/institutional/investmentmanagement.

EFFECTIVE JANUARY, 2000, TIMOTHY JENSEN NO LONGER SERVES AS A MANAGER OF THE FUND. ASHUTOSH SINHA, WHO PREVIOUSLY SHARED PRIMARY RESPONSIBLITY WITH MR. JENSEN, WILL CONTINUE TO HAVE PRIMARY RESPONSIBILITY FOR THE DAY-TO-DAY MANAGEMENT OF THE FUND.

The Malaysia Fund, Inc.
Investment Summary as of December 31, 1999 (Unaudited)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

HISTORICAL
INFORMATION
                                                     TOTAL RETURN (%)
                    -----------------------------------------------------------------------
                        MARKET VALUE (1)       NET ASSET VALUE (2)            INDEX (3)
                    ----------------------    ---------------------    ---------------------
                                   ANNUAL                  ANNUAL                  ANNUAL
                    CUMULATIVE     AVERAGE    CUMULATIVE   AVERAGE     CUMULATIVE  AVERAGE
                    ----------     -------    ----------   -------     ----------  -------
One Year              76.56%        76.56%       86.09%     86.09%        98.04%    98.04%
Five Year            -48.65        -12.48       -61.77     -17.50        -43.80    -10.89
Ten Year             -31.38         -3.70       -25.64      -2.92          2.70      0.27
Since Inception*      20.78          1.50        -3.89      -0.31         35.46      2.43

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
-------------------------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION

                                       [GRAPH]


                                                               YEAR ENDED DECEMBER 31,

                                 1990      1991      1992       1993      1994       1995      1996      1997      1998      1999
                                 ----      ----      ----       ----      ----       ----      ----      ----      ----      ----
Net Asset Value Per Share .... $12.41    $13.55     $16.28    $27.32    $18.57      $18.58   $19.29     $ 5.04    $ 3.02    $ 5.62
Market Value Per Share ....... $11.38    $11.75     $16.25    $28.00    $17.38      $17.00   $17.50     $ 6.56    $ 4.00    $ 7.06
Premium/(Discount) ...........   -8.3%    -13.3%      -0.2%      2.5%     -6.4%       -8.5%    -9.3%     30.2%      32.5%     25.6%
Income Dividends ............. $ 0.21     $0.07         --    $ 0.16    $ 0.02          --       --        --     $ 0.03        --
Capital Gains Distributions ..     --        --         --    $ 1.13    $ 3.59      $ 0.84   $ 2.82     $ 0.51        --        --
Fund Total Return (2) ........  -8.35%     9.80%     20.15%    98.28%+  -18.87%       4.33%   19.93%    -72.89%   -39.70%    86.09%
Index Total Return (3) ....... -10.02%     9.13%     20.19%    92.60%   -19.66%       3.05%   25.12%    -68.71%   -29.61%    98.04%

(1) Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3) The Kuala Lumpur Stock Exchange (KLSE) Composite Index expressed in U.S. dollars (the "Index") is a broad based capitalization weighted index of 100 stocks listed on the exchange, including dividends. During September 1998, the Fund adjusted its net asset value and the Index in reaction to the imposition of capital controls by the Malaysian government. During February 1999, the performance returns for the Fund's net asset value and the Index were again modified to reflect the relaxation of these capital controls.
*   The Fund commenced operations on May 4, 1987.
+ This return does not include the effect of the rights issued in connection with the Fund's 1993 rights offering.

The Malaysia Fund, Inc.
Portfolio Summary as of December 31, 1999
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
DIVERSIFICATION OF TOTAL INVESTMENTS


                                     [CHART]

Equity Securities                       (97.8%)
Short-Term Investments                   (2.2%)

-------------------------------------------------------------------------------
INDUSTRIES
                                     [CHART]

Other                                 (11.0%)
Utilities -- Electrical & Gas         (11.6%)
Transportation -- Shipping             (3.8%)
Telecommunications -- Integrated      (10.2%)
Multi-Industry                         (5.3%)
Leisure & Tourism                     (10.7%)
Automobiles                            (4.2%)
Banking                               (23.3%)
Beverages & Tobacco                    (7.6%)
Broadcasting & Publishing              (6.9%)
Electronic Components, Instruments     (5.4%)

-------------------------------------------------------------------------------
TEN LARGEST HOLDINGS*

                                                            PERCENT OF
                                                            NET ASSETS
                                                            ----------
 1.   Telekom Malaysia Bhd                                   10.2%
 2.   Malayan Banking Bhd                                     9.2
 3.   Commerce-Asset Holding Bhd                              5.1
 4.   Tenaga Nasional Bhd                                     4.8
 5.   Resorts World Bhd                                       4.7
 6.   Public Finance Bhd (Foreign)                            4.6
 7.   Public Bank Bhd                                         4.4
 8.   British American Tobacco Bhd                            4.4
 9.   Sime Darby Bhd                                          4.2
 10.  Star Publications (Malaysia)                            4.1
                                                             -----
                                                             55.7%
                                                             -----
                                                             -----

* Excludes short-term investments.

FINANCIAL STATEMENTS
---------
STATEMENT OF NET ASSETS
---------
DECEMBER 31, 1999


                                                                          VALUE
                                              SHARES                       (000)
--------------------------------------------------------------------------------
MALAYSIAN COMMON STOCKS  (98.2%)
(Unless otherwise noted)
--------------------------------------------------------------------------------
AUTOMOBILES (4.2%)
(a)APM Automotive Holdings Bhd               554,550            U.S.$        315
   Oriental Holdings Bhd                     210,000                         459
   Tan Chong Motor Holdings Bhd            3,697,000                       1,556
                                                                ----------------
                                                                           2,330
                                                                ----------------
--------------------------------------------------------------------------------
BANKING (23.3%)
   Commerce Asset-Holding Bhd              1,079,000                       2,768
   Malayan Banking Bhd                     1,417,000                       5,034
   Public Bank Bhd                         2,779,000                       2,428
   Public Finance Bhd (Foreign)            2,222,000                       2,526
                                                                ----------------
                                                                          12,756
                                                                ----------------
--------------------------------------------------------------------------------
BEVERAGES & TOBACCO (7.6%)
   Carlsberg Brewery (Malaysia) Bhd          415,000                       1,278
   Guinness Anchor Bhd                       430,000                         475
   British American Tobacco Bhd              313,000                       2,389
                                                                ----------------
                                                                           4,142
                                                                ----------------
--------------------------------------------------------------------------------
BROADCASTING & PUBLISHING (6.9%)
(a)Digi Swisscom Bhd                         784,000                         846
   Nanyang Press Holdings Bhd                496,000                         666
   Star Publications (Malaysia)              800,000                       2,252
                                                                ----------------
                                                                           3,764
                                                                ----------------
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS, INSTRUMENTS (5.4%)
   Malaysian Pacific Industries Bhd          195,000                       1,257
   Unisem (Malaysia) Bhd                     264,000                       1,695
                                                                ----------------
                                                                           2,952
                                                                ----------------
--------------------------------------------------------------------------------
FOOD & HOUSEHOLD PRODUCTS (3.6%)
   Malakoff Bhd                              262,000                         689
   Nestle Bhd                                294,000                       1,269
                                                                ----------------
                                                                           1,958
                                                                ----------------
--------------------------------------------------------------------------------
LEISURE & TOURISM (10.7%)
   Genting Bhd                               557,200                       1,979
   Resorts World Bhd                         892,000                       2,559
   Tanjong plc                               587,000                       1,298
                                                                ----------------
                                                                           5,836
                                                                ----------------
--------------------------------------------------------------------------------
MISC. MATERIALS & COMMODITIES (3.7%)
   Golden Hope Plantations Bhd               517,000                         465
   IOI Corporation Bhd                     1,975,000                       1,196
   Kuala Lumpur Kepong Bhd                   268,000                         370
                                                                ----------------
                                                                           2,031
                                                                ----------------
--------------------------------------------------------------------------------
MULTI-INDUSTRY (5.3%)
   Sime Darby Bhd                          1,819,400            U.S.$      2,308
(a)United Engineers (Malaysia) Bhd           364,000                         579
                                                                ----------------
                                                                           2,887
                                                                ----------------
--------------------------------------------------------------------------------
REAL ESTATE (1.7%)
   Selangor Properties Bhd                 1,782,000                         938
                                                                ----------------
--------------------------------------------------------------------------------
RECREATION, OTHER CONSUMER GOODS (0.2%)
(a)Warisan TC Holdings Bhd                   184,850                         123
                                                                ----------------
--------------------------------------------------------------------------------
TELECOMMUNICATIONS - INTEGRATED (10.2%)
   Telekom Malaysia Bhd                    1,444,000                       5,586
                                                                ----------------
--------------------------------------------------------------------------------
TRANSPORTATION - SHIPPING (3.8%)
   Malaysian International Shipping Bhd    1,182,000                       2,100
                                                                ----------------
--------------------------------------------------------------------------------
UTILITIES - ELECTRICAL & GAS (11.6%)
   Petronas Gas Bhd                          783,000                       1,834
   Tenaga Nasional Bhd                     1,024,000                       2,641
   YTL Power International Bhd             2,263,200                       1,882
                                                                ----------------
                                                                           6,357
                                                                ----------------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
   (Cost U.S.$41,284)                                                     53,760
                                                                ----------------
--------------------------------------------------------------------------------

                                              NO. OF
                                              RIGHTS
--------------------------------------------------------------------------------
RIGHTS (0.0%)
--------------------------------------------------------------------------------
BROADCASTING & PUBLISHING (0.0%)
(a)Digi Swisscom Bhd, expiring
   1/26/00
   (Cost $ - @)                                 392,000                       --@
                                                                ----------------
                                                                              --@
                                                                ----------------
--------------------------------------------------------------------------------
                                               FACE
                                             AMOUNT
                                              (000)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (2.1%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT (2.1%)
   Chase Securities, Inc., 2.6%, dated
    12/31/99, due 1/3/00, to be
    repurchased at U.S.$1,168,
    collateralized by U.S.$1,195
    United States Treasury Note,
    6.125%, due 12/31/01, valued at
    U.S.$1,193 (Cost U.S.$1,168)       U.S.$   1,168                       1,168
                                                                ----------------
--------------------------------------------------------------------------------


   The accompanying notes are an integral part of the financial statements.
                                       6

                                                FACE                       VALUE
                                              AMOUNT                       (000)
                                               (000)
--------------------------------------------------------------------------------
FOREIGN CURRENCY ON DEPOSIT WITH CUSTODIAN (0.1%)
   Malaysian Ringgit
   (Cost U.S.$42)                     MYR        161            U.S.$         42
                                                                ----------------
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.4%)
   (Cost U.S.$42,494)                                                     54,970
                                                                ----------------
--------------------------------------------------------------------------------
OTHER ASSETS (0.2%)
   Dividends Receivable               U.S.$      111
   Other Assets                                   12                         123
                                         -----------            ----------------
--------------------------------------------------------------------------------
LIABILITIES (0.6%)
  Payable For:
    Professional Fees                            (50)
    Malaysian Investment Advisory Fees           (49)
    Shareholder Reporting Expenses               (47)
    U.S. Investment Advisory Fees                (38)
    Directors' Fees and Expenses                 (36)
    Custodian Fees                               (16)
    Administrative Fees                          (11)
    Bank Overdraft                               (68)
  Other Liabilities                              (38)                      (353)
                                         -----------            ----------------
--------------------------------------------------------------------------------
NET ASSETS (100%)
  Applicable to 9,738,015,issued and
   outstanding U.S.$ 0.01 par value shares
   (20,000,000 shares authorized)                               U.S.$     54,740
                                                                ----------------
                                                                ----------------
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                       U.S.$       5.62
                                                                ----------------
                                                                ----------------
--------------------------------------------------------------------------------

                                                                          AMOUNT
                                                                           (000)
--------------------------------------------------------------------------------
AT DECEMBER 31, 1999, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
  Common Stock                                                  U.S.$        97
  Capital Surplus                                                       121,059
  Undistributed Net Investment Income                                       397
  Accumulated Net Realized Loss                                         (79,289)
  Unrealized Appreciation on Investments and
    Foreign Currency Translations                                        12,476

--------------------------------------------------------------------------------
     TOTAL NET ASSETS                                           U.S.$    54,740
                                                                ----------------
                                                                ----------------
--------------------------------------------------------------------------------

(a) - Non-income producing.
 @  - Value is less than U.S.$500.
December 31, 1999 exchange rate - Malaysian Ringgit (MYR)
3.80 = U.S. $1.00.


   The accompanying notes are an integral part of the financial statements.
                                       7

                                                                                                          YEAR ENDED
                                                                                                       DECEMBER 31, 1999
STATEMENT OF OPERATIONS                                                                                      (000)
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
    Dividends ......................................................................................   U.S.$      1,376
    Interest .......................................................................................                 82
    Less: Foreign Taxes Withheld ...................................................................               (377)
---------------------------------------------------------------------------------------------------------------------------
      Total Income .................................................................................              1,081
---------------------------------------------------------------------------------------------------------------------------
EXPENSES
    U.S. Investment Advisory Fees ..................................................................                387
    Malaysian Investment Advisory Fees .............................................................                107
    Administrative Fees ............................................................................                 99
    Shareholder Reporting Expenses .................................................................                 79
    Professional Fees ..............................................................................                 83
    Custodian Fees .................................................................................                 60
    Directors' Fees and Expenses ...................................................................                 46
    Transfer Agent Fees ............................................................................                 22
    Other Expenses .................................................................................                 80
---------------------------------------------------------------------------------------------------------------------------
      Total Expenses ...............................................................................                963
---------------------------------------------------------------------------------------------------------------------------
        Net Investment Income ......................................................................                118
---------------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS)
    Investment Securities Sold .....................................................................             (2,815)
    Foreign Currency Transactions ..................................................................                179
---------------------------------------------------------------------------------------------------------------------------
      Net Realized Loss ............................................................................             (2,636)
---------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION
    Appreciation on Investments ....................................................................             27,638
    Appreciation on Foreign Currency Translations ..................................................                220
---------------------------------------------------------------------------------------------------------------------------
      Change in Unrealized Appreciation/Depreciation ...............................................             27,858
---------------------------------------------------------------------------------------------------------------------------
Total Net Realized Loss and Change in Unrealized Appreciation/Depreciation .........................             25,222
---------------------------------------------------------------------------------------------------------------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...........................................   U.S.$     25,340
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------


                                                                                     YEAR ENDED           YEAR ENDED
                                                                                  DECEMBER 31, 1999    DECEMBER 31, 1998
STATEMENT OF CHANGES IN NET ASSETS                                                     (000)                 (000)
---------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net Investment Income ...................................................     U.S.$      118         U.S.$       116
  Net Realized Loss .......................................................             (2,636)                (47,692)
  Change in Unrealized Appreciation/Depreciation ..........................             27,858                  28,245
---------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from Operations .........             25,340                 (19,331)
---------------------------------------------------------------------------------------------------------------------------
Distributions:
  Net Investment Income ...................................................                 --                    (328)
  In Excess of Net Investment Income ......................................                 --                      (5)
---------------------------------------------------------------------------------------------------------------------------
  Total Distributions .....................................................                 --                    (333)
---------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Reinvestment of Distributions (0 and 5,049 shares, respectively) ........                 --                      16
---------------------------------------------------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from Capital Share Transactions ....                 --                      16
---------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) ...............................................             25,340                 (19,648)
Net Assets:
  Beginning of Period .....................................................             29,400                  49,048
---------------------------------------------------------------------------------------------------------------------------
  End of Period (including undistributed net investment
    income/distributions in excess net investment income of U.S.$397
    and U.S.$(5), respectively) ...........................................     U.S.$   54,740         U.S.$    29,400
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------


   The accompanying notes are an integral part of the financial statements.
                                       8

FINANCIAL HIGHLIGHTS

                                                                               YEAR ENDED DECEMBER 31,
                                                  ----------------------------------------------------------------------------------
SELECTED PER SHARE DATA
AND RATIOS:                                              1999           1998            1997               1996            1995
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD ..........   U.S.$  3.02    U.S.$  5.04     U.S.$ 19.29      U.S.$   18.58    U.S.$  18.57
------------------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss) ..................          0.01           0.01            0.02              (0.04)          (0.03)
Net Realized and Unrealized Gain (Loss) on
  Investments .................................          2.59          (2.00)         (13.76)              3.57            0.88
------------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations ..........          2.60          (1.99)         (13.74)              3.53            0.85
------------------------------------------------------------------------------------------------------------------------------------
Distributions:
  Net Investment Income .......................            --          (0.03)             --                 --              --
  In Excess of Net Investment Income ..........            --          (0.00)#            --                 --              --
  Net Realized Gains ..........................            --             --              --              (2.82)          (0.74)
  In Excess of Net Realized Gains .............            --             --           (0.51)                --           (0.10)
------------------------------------------------------------------------------------------------------------------------------------
    Total Distributions .......................            --          (0.03)          (0.51)             (2.82)          (0.84)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ................   U.S.$  5.62    U.S.$  3.02     U.S.$  5.04      U.S.$   19.29    U.S.$  18.58
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE MARKET VALUE, END OF PERIOD .........   U.S.$  7.06    U.S.$  4.00     U.S.$  6.56      U.S.$   17.50    U.S.$  17.00
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:
  Market Value ................................         76.56%        (38.66)%        (61.09)%            18.92%           2.03%
  Net Asset Value (1) .........................         86.09%+       (39.70)%+       (72.89)%            19.93%           4.33%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
RATIOS, SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (THOUSANDS) .........   U.S.$54,740    U.S.$29,400     U.S.$49,048      U.S.$ 187,762    U.S.$180,674
------------------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets .......          2.24%          2.32%           1.35%              1.29%           1.44%
Ratio of Net Investment Income (Loss) to
  Average Net Assets ..........................          0.27%          0.31%           0.14%             (0.18)%         (0.14)%
Portfolio Turnover Rate .......................            37%           124%            107%                50%             33%
------------------------------------------------------------------------------------------------------------------------------------

#   Amount is less than U.S.$0.01.
(1) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
+ During September 1998 and until February 1999, the Fund adjusted its net asset value in reaction to the imposition of capital controls by the Malaysian government. During February 1999, the Fund's net asset value was again modified to reflect the relaxation of these capital controls. The result of such adjustment was an increase to the total return in 1999 and a decrease to the total return in 1998.


   The accompanying notes are an integral part of the financial statements.
                                       9

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1999
------------

     The Malaysia Fund, Inc. (the "Fund") was incorporated on March 12, 1987 and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is long-term capital appreciation through investment primarily in equity securities.

A. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: In valuing the Fund's assets, all listed securities for which market quotations are readily available are valued at the last sales price on the valuation date, or if there was no sale on such date, at the mean between the current bid and asked prices. Securities which are traded over-the-counter are valued at the average of the mean of current bid and asked prices obtained from reputable brokers. Short-term securities which mature in 60 days or less are valued at amortized cost. All other securities and assets for which market values are not readily available (including investments which are subject to limitations as to their sale) are valued at fair value as determined in good faith under procedures approved by the Board of Directors, although the actual calculations may be done by others.

2. TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements.

     All of the Fund's dividends from Malaysian equity securities is subject to Malaysian tax. Malaysian dividend tax is included in foreign taxes withheld on the Statement of Operations. Effective September 21, 1999, Malaysia has enacted a 10% tax on repatriated profits for new capital invested in the country. In addition, all purchases of securities after September 21, 1999 are subject to the 10% gains levy. The Fund has accrued this tax, which is included in unrealized appreciation on investments in the Statement of Net Assets.

3. REPURCHASE AGREEMENTS: The Fund may enter into into repurchase agreements under which the Fund lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities (collateral), with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counteparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currency are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

       - investments, other assets and liabilities - at the prevailing rates of exchange on the valuation date;

       - investment transactions and investment income - at the prevailing rate of Exchange on the dates of such transactions.

     Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) due to securities transactions are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

     Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Net Assets. The change in net unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statements of Operations.

     Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

The Fund may use derivatives to achieve its investment objectives. The Fund may engage in transactions in futures contracts on foreign currencies, stock indices, as well as in options, swaps and structured notes.
Consistent with the Fund's investment objectives and policies, the Fund may use derivatives for non-hedging as well as hedging purposes.

Following is a description of derivative instruments that the Fund may utilize and their associated risks:

5. FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates and, in certain situations, to gain exposure to a foreign currency. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to U.S. dollars.

6. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: The Fund may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place a month or more (not to exceed 120 days) after the date of the transaction. Additionally, the Fund may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, it either establishes a segregated account in which it maintains liquid assets in an amount at least equal in value to the Fund's commitments to purchase such securities or denotes such assets as segregated on the Fund's records. Purchasing securities on a forward commitment or when-issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

7. SWAP AGREEMENTS: The Fund may enter into swap agreements to exchange the return generated by one security, instrument or basket of instruments for the return generated by another security, instrument or basket of instruments. The following summarizes swaps which may be entered into by the Fund:

     INTEREST RATE SWAPS: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

     TOTAL RETURN SWAPS: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statement of Operations. Periodic payments received or made at the end of each measurement period, but prior to termination, are recorded as realized gains or losses in the Statement of Operations.

     Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations. Because there is no organized market for these swap agreements, the value reported in the Statement of Net Assets may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the date of default.

     Risks also arise from potential losses from adverse market movements, and such losses could exceed the related amounts shown in the Statement of Net Assets.

8. STRUCTURED SECURITIES: The Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity of specified instruments and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. Structured Securities generally will expose the Fund to credit risks of the underlying instruments as well as of the issuer of the Structured Security. Structured Securities are typically sold in private placement transactions with no active trading market. Investments in Structured Securities may be more volatile than their underlying instruments, however, any loss is limited to the amount of the original investment.

9. OVER-THE-COUNTER TRADING: Securities and other derivative instruments that may be purchased or sold by the Fund are expected to regularly consist of instruments not traded on an exchange. The risk of nonperformance by the obligor on such an instrument may be greater, and the ease with which the Fund can dispose of or enter into closing transactions with respect to such an instrument may be less, than in the case of an exchange-traded instrument. In addition, significant disparities may exist between bid and asked prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges are also not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with such transactions.

The Fund did not invest in Forward Commitments and When-Issued/Delayed Delivery Securities, Swap Agreements, Structured Securities or participate in Over-the-Counter Trading during the year ended December 31, 1999.

10. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-dividend date (except certain dividends which may be recorded as soon as the Fund is informed of such dividend) net of applicable withholding taxes where recovery of such taxes is not reasonably assured.

     The amount and character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. The book/tax differences are either considered temporary or permanent in nature.

     Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing of the deductibility of certain expenses.

     Permanent book and tax basis differences may result in reclassifications among undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.

     Adjustments for permanent book-tax differences, if any, are not reflected in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

B. Morgan Stanley Dean Witter Investment Management Inc. (the "U.S. Adviser") provides investment advisory services to the Fund under the terms of an Investment Advisory Agreement (the "Agreement"). Under the Agreement, the U.S. Adviser is paid a fee computed weekly and payable monthly at an annual rate of 0.90% of the Fund's first $50 million of average weekly net assets, 0.70% of the Fund's next $50 million of average weekly net assets and 0.50% of the Fund's average weekly net assets in excess of $100 million.

C. Arab-Malaysian Consultant Sdn Bhd (the "Malaysian Adviser") provides investment advice, research and assistance on behalf of the Fund to Morgan Stanley Dean Witter Investment Management Inc. under terms of a contract. Under the contract, the Malaysian Adviser is paid a fee computed weekly and payable monthly at an annual rate of 0.25% of the Fund's first $50 million of average weekly net assets, 0.15% of the Fund's next $50 million of average weekly net assets and 0.10% of the Fund's average weekly net assets in excess of $100 million.

D. The Chase Manhattan Bank, through its corporate affiliate Chase Global Funds Services Company (the "Administrator"), provides administrative services to the Fund under an Administration Agreement. Under the Administration Agreement, the Administrator is paid a fee computed weekly and payable monthly at an annual rate of 0.20% of the Fund's first $50 million of average weekly net assets, 0.15% of the Fund's next $50 million of average weekly net assets and 0.10% of the Fund's average weekly net assets in excess of $100 million. In addition, the Fund is charged certain out of pocket expenses by the Administrator.

E. The Chase Manhattan Bank serves as custodian for the Fund. Custody fees are payable monthly based on assets held in custody, investment purchase and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

F. For the year ended December 31, 1999, the Fund made purchases and sales totaling $19,269,000 and $15,647,000, respectively, of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases or sales of long-term U.S. Government securities. At December 31, 1999, the U.S. Federal income tax cost basis of securities was $44,919,000 and, accordingly, net unrealized appreciation for U.S. Federal income tax purposes was $10,009,000, of which $12,098,000 related to appreciated securities and $2,089,000 related to depreciated securities. At December 31, 1999, the Fund had a capital loss carryforward for U.S. Federal income tax purposes of approximately $77,195,000 available to offset future capital gains of which $8,792,000 will expire on December 31, 2005, $65,683,000 will expire on December 31, 2006 and $2,720,000 will expire on December 31, 2007. To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryforward period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. For the year ended December 31, 1999, the Fund intends to elect to defer to January 1, 2000, for U.S. Federal income tax purposes, post October currency losses of $2,000 and post-October capital losses of $280,000.

G. A significant portion of the Fund's net assets consist of Malaysian equity securities and foreign currency. Future economic and political developments in Malaysia could adversely affect the liquidity or value, or both, of securities in which the Fund is invested. Changes in currency exchange rates will affect the value of and investment income from such investments. Foreign securities may be subject to greater price volatility, lower liquidity and less diversity than equity securities of companies based in the United States. In addition, foreign securities may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty.

H. Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Plan"). Under the Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in the Fund's shares or invested in U.S. Treasury Bills, as defined under the Plan. At December 31, 1999, the deferred fees payable, under the Plan, totaled $36,000 and are included in Payable for Directors' Fees and Expenses on the Statement of Net Assets.

REPORT OF INDEPENDENT ACCOUNTANTS
-------------------
To the Shareholders and Board of Directors of The Malaysia Fund, Inc.



In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Malaysia Fund, Inc. (the "Fund") at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.





PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

February 18, 2000

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), shareholders may elect, by instructing Boston Equiserve (the "Plan Agent") in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, semiannually, in any amount from $100 to $3,000, for investment in Fund shares. Shareholders who do not participate in the Plan will receive distributions in cash.

     Dividend and capital gain distributions will be reinvested on the reinvestment date. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, non-participants in the Plan will receive cash and the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

     The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although shareholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

     In the case of shareholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.

     Shareholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

                            The Malaysia Fund, Inc.
                            Boston Equiserve
                            Dividend Reinvestment and Cash Purchase Plan
                            P.O. Box 1681
                            Boston, MA 02105
                            1-800-730-6001